SUBSEQUENT EVENT	3 Months Ended
Jun. 30, 2011
SUBSEQUENT EVENT [Text Block]
21.	SUBSEQUENT EVENT

Management of the Group has evaluated subsequent events through the issuance of the consolidated financial statements and identified the following subsequent events:

Our subsidiary, the Fifth Season Liyang Investment Management Co., Ltd is a defendant in a lawsuit filed in Liyang People’s Court by one of its lessees, Liyang Shenzhou Yicang Co., Ltd, for alleged breach of contract. The Group then filed a countersuit against the lessee for alleged breach of contract. On July 21, 2011, the case was adjudicated with the following results. On one hand, the lessee prevailed in its original claim and the Group was ordered to pay actual and punitive damages totaling about US$650,000. On the other hand, Group prevailed in its counterclaim and the lessee was and was ordered to pay the Group a default payment totaling about US$650,000. As a result, the the case had minimal, if any, impact on the Group.

In June 2011, we entered into an equity transfer agreement to sell the Fifth Season Shandong Trade Co., Ltd, one of the subsidiaries in our trading operation to Mr. Huaiqu Wen and Mr. Dacheng Rao for RMB10,000,000 (approximately $1.5 million) in cash. The decision to sell the subsidiary was based on the Group’s strategy to concentrate its efforts on developing the trade business in Hangzhou. The equity transfer transaction was completed upon the approval from local authority on July 7, 2011.